SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2004

                             _______________________

                             BROOKLINE BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   0-23695               04-3402944
           --------                   -------               ----------
(State or other jurisdiction     (Commission File No.)   (I.R.S) Employer
   of incorporation)                                    Identification No.)


     160 Washington Street, Brookline, MA                          02447-0469
     ------------------------------------                          ----------
    (Address of principal executive offices)                       (Zip Code)




                                 (617) 730-3500
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4c under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On October 27, 2004, the Registrant will make a slide presentation at a financial institutions' investors conference in New York, New York sponsored by Ryan Beck & Co. The presentation includes a discussion of the Company's expected sources of earnings growth. The presentation, including a question and answer period, can be listened to by calling 800-441-0022. The presentation is scheduled to be made from 1:35 p.m. to 1:55 p.m.

Item 9.01.    Financial Statements and Exhibits

(a)    Not Applicable

(b)    Not Applicable

(c)    Exhibits


                  Exhibit No.          Description
                  -----------          -----------

                      99.1 Slide presentation to be made at investor conference on October 27, 2004.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    BROOKLINE BANCORP, INC.


 Date:  October 27, 2004            By:  /s/ Paul R. Bechet
                                         ----------------------
                                         Paul R. Bechet
                                         Senior Vice President, Treasurer and
                                         Chief Financial Officer